Exhibit 99.1

www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT MARCH 2018

Safe Harbor Statement The matters discussed in this presentation, particularly information regarding future revenue, earnings, business plans and goals, consist of forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by these sections and involve risks and uncertainties, which could cause actual results to differ materially from the forwardlooking information. Such statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company's future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially. The Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking information contained herein is subject to the risk factors and uncertainties described in the Company’s filings with the Securities and Exchange Commission, which risk factors and uncertainties are incorporated by reference as though fully set forth herein. www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 2

Our Mission We aim to become the premier shared ownership brand for art and culture investment in the world. Through our innovative fractionalized ownership platforms, we enable upper-middle class consumers to trade and own international fine art, sports memorabilia, and collectibles. www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 3

Chinese middle class disposal income is expected to grow at a CAGR of 22% www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 4 Spending on Chinese art reached US$5bn in 2017 Our Opportunity 0 2 4 6 8 10 12 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 USD, billions Source: McKinsey Annual spending on Chinese art Source: Art Market Monitor of Artron (AMMA) via Artprice.com 29% 16% 54% 22% 14% 54% 3% 9% 2012 2022 Total urban households: 256 million Total urban households: 357 million 16% 5% Poor (- 1.5%) 54% 14% Mass middle class (-3.3%) 20% 56% Upper middle class (22.4%) 11% 25% Affluent (19.6%) 2012 2022 CAGR Urban private consumption: RMB 10.05 bn Urban private consumption: RMB 26.8 bn Projected growth of private consumption

Liquidity Valuation Regulation Technology & Data Intelligence Due Diligence Storage Quality & Authenticity UNIT TRADING COLLECTIBLES (Sports + Collectibles) TAKUNG ONLINE www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 5 Our platforms resolve the pain points of traditional art investing. Our Platforms

www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 6 Unit Trading Collectibles Takung Online 2017 Listings: 58 Unit+ concept introduced Platform launched in Q2 2017 Trading volume exceeded USD $1.9 billion per month Sports listings: 1 Collectibles listings: 1 More than 125 artists represented Re-trained Authorized Agents to list higher value portfolios First offering (Gerrard jerseys) in Q4 2017 First offering (Golden Newspapers) in Q3 2017 Artist promotion service launched in Q3 2017 Trader population exceeds 170,000 Expanding Business Model

Valuable Partnerships

5USPORTS.COM

PNH GROUP

Russian Artists Society

黃山市工藝美術學會

China National Arts and Crafts Society
Huangshan Arts Association

Union of Mongolian Artists

China Cultural Heritage Foundation

China Art Association
Ceramic Art Committee

Malaysia Chinese Brush Painting Art Society

TAKUNG

www.TakungArt.com
TAKUNG ART COMPANY LTD | NYSE American: TKAT
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Capital Structure • Incorporated in late 2012 • Reverse acquired public shell in October 2014 • Uplisted to NYSE American in March 2017 • No warrants 11.2 Million Shares Outstanding Unrestricted: 1,855,329 Restricted: 9,353,553 Financial Highlights www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 8

www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 9 Significant Business Model Changes in 2017 Long Term Effect • Increase long term platform liquidity • Reduce trading volatility • Increase retail trader participation Short Term Effect • One-time A/R write-off of $1.8mm in Q4 • Listing Fee Revenue fell 49% compared to 2016 due to Authorized Agent re-training Trading volume grew to over 2.0 billion units per month

www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 10 Financial Highlights Revenue Drivers (USD, millions) 0 5 10 15 20 2017 2016 2015 Listing Fees Commissions Management Fees 2015 2016 2017 (Est) Income Statement Revenue $ 11,335,851 $ 19,143,429 $ 12,900,000 Gross Profit 93% 94% 90% Net Income $ 5,436,109 $ 6,370,694 $ (1,000,000) Shares Outstanding 11,119,276 11,169,276 11,200,000 EPS $ 0.57 $ 0.60 $ (0.09) Balance Sheet Cash $ 10,769,456 $ 13,395,337 $ 11,800,000 Restricted Cash $ 16,195,289 $ 21,743,360 $ 25,300,000 Shareholder Equity $ 11,276,895 $ 17,632,697 $ 18,000,000 Free Cash Flow $ 5,276,603 $ 4,024,800 $ 2,000,000

www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 11 2018: Growth Initiatives Unit Trading Sports Memorabilia Collectibles Takung Online • First important Western artist offering • 55 new listings • Messi, Ronaldo listings launched in Q1 • Other sports introduced • 15 new listings • New asset classes • 4 new listings • Revenue generation begins • Potential U.S. launch

Investment Considerations • Attractive valuation based on near & long-term growth characteristics • Sports Memorabilia and Collectibles verticals offer significant revenue boost in 2018 and beyond • Earnings leverage on par with e-commerce sector • High gross profit with substantial free cash flow • Strong balance sheet can finance future growth • Prominent research firms begin coverage in Q2 2018 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE American: TKAT 12